Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
December, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  10.55%
      December, 1997  12.29%
      November, 1997  9.31%
      October, 1997  10.04%


Cash Yield                                              27.70%


Investor Charge Offs                                    7.21%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $83,333,333.30


Seller Participation Amount                            $1,327,630,575.35